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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 22, 2003
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)

            NEBRASKA                    000-20132              47-0366193
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)

               2407 WEST 24TH STREET, KEARNEY, NEBRASKA 68845-4915 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491
     ----------------------------------------------------------------------

(Former name, former address and former fiscal year if changed since last report)




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                                TABLE OF CONTENTS


ITEM 9. Regulation FD Disclosure

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2





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ITEM 9.  Regulation FD Disclosure

Item 9. Information Provided Under Item 9 (Regulation FD Disclosure). The following information is furnished pursuant to Item 9, "Regulation FD Disclosure." On September 22, 2003, The Buckle, Inc. is scheduled to present at the Sidoti & Company, LLC Emerging Growth Institutional Investor Forum at the Ritz Carlton Hotel in San Francisco, CA. The Buckle, Inc. will be represented at the conference by Karen Rhoads, Vice President of Finance and CFO, and Kyle Hanson, Corporate Secretary and General Counsel. The Company will review past financial performance and provide a general overview of the Company and their approach to business. The full text of the press release is furnished as Exhibit
99.1 to this report and the presentation narrative is furnished as Exhibit 99.2 to this report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         The Buckle, Inc.

Date:  September 22, 2003                By:  /s/ KAREN B. RHOADS
                                         ----------------------------
                                         Name:  Karen B. Rhoads
                                         Title:  Vice President of Finance,
                                         Treasurer and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated September 22, 2003

Exhibit 99.2      Investor Presentation Narrative






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